                                 THE SHELBY FUND

                          Supplement dated June 1, 1998
                        to Prospectus dated July 31, 1997

        The following information replaces the first and second paragraphs on Page 15 regarding the managers for the Fund:

             SMC Capital, Inc., 4350 Brownsboro Road, Louisville, Kentucky 40207 (the "Sub-Adviser"), is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund. SMC Capital, Inc. is a registered investment adviser established in 1993.

         The following individuals serve as a team managing the Fund:

         DARRELL R. WELLS, Chairman and Chief Executive Officer of SMC Capital,
              Inc. Harvard University, A.B. (1965); SMC Capital, Inc. (1993-present); Security Management (1972-present).

         JAMES C. SHIRCLIFF, CFA, Executive Vice-President and Director of
              Research of SMC Capital, Inc., University of Louisville, B.S.
              (1972); SMC Capital, Inc. (1997-present); Executive Investment Advisors (1992-1997); Southeastern Asset Management (1986-1991); Oppenheimer Management Company (1985- 1986); Oppenheimer and Company (1983-1985); First Kentucky Trust Company (1973-1983).

         GREG E. DEUSER, CFA, Senior Vice-President of SMC Capital, Inc.,
              University of Louisville, B.S. (1982); SMC Capital, Inc., (1998-present); Commonwealth Bancshares Inc. (1997-1998); Stegner Investment Associates (1996-1997); Executive Investment Advisors (1995-1996); PRIMCO Capital Management (1986-1995).



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


SH1S060198